UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 23, 2000
                                                        -----------------

                         Commission File Number 0-21884

                              REXALL SUNDOWN, INC.
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


              FLORIDA                                       59-1688986
              -------                                       ----------
(State or Other Jurisdiction of                          (I.R.S. Employer
 Incorporation or Organization)                         Identification No.)


 6111 Broken Sound Parkway, NW, Boca Raton, Florida           33487
    (Address of Principal Executive Offices)                (Zip Code)

        Registrant's Telephone Number, Including Area Code (561) 241-9400
                                                           --------------

                                       N/A
                           ---------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)

Item 5.  Other Events
         ------------

         Reference is hereby made to that certain Press Release issued by the Registrant on February 23, 2000 which is filed herewith as Exhibit 99.1.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits
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         (c)      Exhibits

                  99.1     Press Release dated February 23, 2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   REXALL SUNDOWN, INC.

Date:  February 25, 2000           /s/ Damon DeSantis
                                   ------------------
                                   Name:  Damon DeSantis,
                                   Title:  President and Chief Executive Officer